SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                 FORM 8-K/A

                              CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported): October 31, 2012

                            TECHNE CORPORATION
           (Exact Name of Registrant as Specified in Charter)

                                Minnesota
                (State or Other Jurisdiction of Incorporation)

              0-17272                      41-1427402
       (Commission File Number)         (I.R.S. Employer
                                       Identification No.)

                         614 McKinley Place NE
                        Minneapolis, MN      55413
        (Address of Principal Executive Offices)  (Zip Code)

    Registrant's telephone number, including area code:  (612) 379-8854

                            Not Applicable
        (Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Explanatory note: On November 5, 2012, Techne Corporation (the "Company") filed a Current Report on Form 8-K (the "Report") regarding the resignation and retirement of Thomas E. Oland from the positions of Chief Executive Officer and President of the Company, effective the close of business on November 30, 2012, as well as a member of its Board of Directors, effective November 1, 2012. The Report stated that Gregory J. Melsen was appointed Chief Executive Officer on an interim basis. The Current Report on Form 8-K/A is filed to report on Mr. Melsen"s amended employment agreement as a result of his appointment as Chief Executive Officer on an interim basis.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2012, the Company and Mr. Melsen entered into an Amended and Restated Employment Agreement (the "Agreement") as a result of Mr. Melsen's appointment as Chief Executive Officer on an interim basis. The Agreement was effective on December 1, 2012. The terms of the Agreement are the same as Mr. Melsen's original employment agreement, except as described herein. Mr. Melsen will act as Interim Chief Executive Officer until the Company appoints a new full-time Chief Executive Officer. He will continue to be employed as the Company's Chief Financial Officer and Vice President of Finance through June 14, 2014, per the terms of his original employment agreement. For Mr. Melsen's services as Interim Chief Executive Officer, he will receive the following: (i) an annualized base salary of $425,000, (ii) a cash bonus of $225,000, to be paid on June 30, 2013, and (iii) stock options to purchase 15,000 shares of Company Common Stock, which options have a seven-year term and vest on the one-year anniversary of the grant date. Upon appointment of a full-time Chief Executive Officer, but not earlier than June 30, 2013, Mr. Melsen's base salary will be determined by the mutual agreement of the Compensation Committee and Mr. Melsen, but will be no less than $327,500 per year. If Mr. Melsen is terminated other than for cause (as defined in the Agreement) or resigns for good reason (as defined in the Agreement), Mr. Melsen will be entitled to cash severance compensation equal to 12 months of base salary, the pro-rated value of any incentive compensation earned, the acceleration of vesting of the stock options described above, and any unpaid cash bonus through the date of termination or resignation.

The Agreement is attached and filed herewith as exhibit 99.1. The foregoing summary description of the Agreement is not intended to be complete and is qualified in its entirety by reference to the complete text of the Agreement that is filed as an exhibit to this report.

Item 9.01	Financial Statements and Exhibits.

	(a)	Financial statements:  None

	(b)	Pro forma financial information:  None

	(c)	Shell Company Transactions:  None

	(d)	Exhibits:

               99.1 Amended and Restated Employment Agreement, dated as of November 30, 2012, between the Company and Gregory J. Melsen.



                             SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 4, 2012

					TECHNE CORPORATION

                                      /s/ Gregory J. Melsen
                                      ------------------------
                                      Gregory J. Melsen
                                   Chief Executive Officer



                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                             TECHNE CORPORATION
                         EXHIBIT INDEX TO FORM 8-K/A


Date of Report:                                       Commission File No.:
October 31, 2012                                            0-17272

Exhibit No.    ITEM
-----------    ----
99.1	       Amended and Restated Employment Agreement, dated as of
               November 30, 2012, between the Company and Gregory J. Melsen.